Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Lease commitments
Rental and lease commitments primarily relate to land, buildings and fleet. Operating lease expense for the years ended December 31, 2017, 2016 and 2015 were $76.7 million, $83.3 million and $93.7 million, respectively.
As of December 31, 2017, minimum rental commitments under non-cancelable operating leases with lease terms in excess of one year are as follows:

(in millions)	Minimum rental commitments
2018	$60.1
2019	51.8
2020	42.0
2021	34.7
2022	31.9
Thereafter	47.3
Total	$267.8

Litigation
In the ordinary course of business the Company is subject to pending or threatened claims, lawsuits, regulatory matters and administrative proceedings from time to time. Where appropriate the Company has recorded provisions in the consolidated financial statements for these matters. The liabilities for injuries to persons or property are in some instances covered by liability insurance, subject to various deductibles and self-insured retentions.
The Company is not aware of any claims, lawsuits, regulatory matters or administrative proceedings, pending or threatened, that are likely to have a material effect on its overall financial position, results of operations, or cash flows. However, the Company cannot predict the outcome of any claims or litigation or the potential for future claims or litigation.
The Company is subject to liabilities from claims alleging personal injury from exposure to asbestos. The claims result primarily from an indemnification obligation related to Univar USA Inc.’s (“Univar”) 1986 purchase of McKesson Chemical Company from McKesson Corporation (“McKesson”). Univar’s obligation to indemnify McKesson for settlements and judgments arising from asbestos claims is the amount which is in excess of applicable insurance coverage, if any, which may be available under McKesson’s historical insurance coverage. Univar is also a defendant in a small number of asbestos claims. As of December 31, 2017, there were fewer than 255 asbestos-related claims for which the Company has liability for defense and indemnity pursuant to the indemnification obligation. Historically, the vast majority of the claims against both McKesson and Univar have been dismissed without payment. While the Company is unable to predict the outcome of these matters, it does not believe, based upon current available facts, that the ultimate resolution of any of these matters will have a material effect on its overall financial position, results of operations, or cash flows. However, the Company cannot predict the outcome of any present or future claims or litigation and adverse developments could negatively impact earnings or cash flows in a particular future period.
Environmental
The Company is subject to various federal, state and local environmental laws and regulations that require environmental assessment or remediation efforts (collectively “environmental remediation work”) at approximately 130 locations, some that are now or were previously Company-owned/occupied and some that were never Company-owned/occupied (“non-owned sites”).
The Company’s environmental remediation work at some sites is being conducted pursuant to governmental proceedings or investigations, while the Company, with appropriate state or federal agency oversight and approval, is conducting the environmental remediation work at other sites voluntarily. The Company is currently undergoing remediation efforts or is in the process of active review of the need for potential remediation efforts at approximately 106 current or formerly Company-owned/occupied sites. In addition, the Company may be liable for a share of the clean-up of approximately 24 non-owned sites. These non-owned sites are typically (a) locations of independent waste disposal or recycling operations with alleged or confirmed contaminated soil and/or groundwater to which the Company may have shipped waste products or drums for re-conditioning, or (b) contaminated non-owned sites near historical sites owned or operated by the Company or its predecessors from which contamination is alleged to have arisen.
In determining the appropriate level of environmental reserves, the Company considers several factors such as information obtained from investigatory studies; changes in the scope of remediation; the interpretation, application and enforcement of laws and regulations; changes in the costs of remediation programs; the development of alternative cleanup technologies and methods; and the relative level of the Company’s involvement at various sites for which the Company is allegedly associated. The level of annual expenditures for remedial, monitoring and investigatory activities will change in the future as major components of planned remediation activities are completed and the scope, timing and costs of existing activities are changed. Project lives, and therefore cash flows, range from 2 to 30 years, depending on the specific site and type of remediation project.
Although the Company believes that its reserves are adequate for environmental contingencies, it is possible, due to the uncertainties noted above; that additional reserves could be required in the future that could have a material effect on the overall financial position, results of operations, or cash flows in a particular period. This additional loss or range of losses cannot be recorded at this time, as it is not reasonably estimable.
Changes in total environmental liabilities are as follows:

(in millions)	2017	2016
Environmental liabilities at January 1	$95.8	$113.2
Revised obligation estimates	12.3	5.5
Environmental payments	(19.3)	(22.5)
Foreign exchange	0.4	(0.4)
Environmental liabilities at December 31	$89.2	$95.8

Environmental liabilities of $29.1 million and $30.2 million were classified as current in other accrued expenses in the consolidated balance sheets as of December 31, 2017 and 2016, respectively. The long-term portion of environmental liabilities is recorded in other long-term liabilities in the consolidated balance sheets. The total discount on environmental liabilities was $5.0 million and $5.6 million at December 31, 2017 and 2016, respectively. The discount rate used in the present value calculation was 2.4% and 2.5% as of December 31, 2017 and 2016, respectively, which represent risk-free rates.

The Company manages estimated cash flows by project. These estimates are subject to change if there are modifications to the scope of the remediation plan or if other factors, both external and internal, change the timing of the remediation activities. The Company periodically reviews the status of all existing or potential environmental liabilities and adjusts its accruals based on all available, relevant information. Based on current estimates, the expected payments for environmental remediation for the next five years and thereafter at December 31, 2017 are as follows, with projects for which timing is uncertain included in the 2018 estimated amount of $11.0 million:

(in millions)
2018	$29.1
2019	13.4
2020	9.7
2021	8.3
2022	6.8
Thereafter	26.8
Total	$94.1

Customs and International Trade Laws
In April 2012, the US Department of Justice (“DOJ”) issued a civil investigative demand to the Company in connection with an investigation into the Company’s compliance with applicable customs and international trade laws and regulations relating to the importation of saccharin from 2002 through 2012. The Company also became aware in 2010 of an investigation being conducted by US Customs and Border Patrol (“CBP”) into the Company’s importation of saccharin. Finally, the Company learned that a civil plaintiff had sued the Company and two other defendants in a Qui Tam proceeding, such filing having been made under seal in 2012, and this plaintiff had requested that the DOJ intervene in its lawsuit.
The US government, through the DOJ, declined to intervene in the Qui Tam proceeding in November 2013 and, as a result, the DOJ’s inquiry related to the Qui Tam lawsuit and its initial investigation demand are now finished. On February 26, 2014, the Qui Tam plaintiff also voluntarily dismissed its lawsuit against the Company.
CBP, however, continued its investigation on the importation of saccharin by the Company’s subsidiary, Univar USA Inc. On July 21, 2014, CBP sent the Company a “Pre-Penalty Notice” indicating the imposition of a penalty against Univar USA Inc. in the amount of approximately $84.0 million. Univar USA Inc. responded to CBP that the proposed penalty was not justified. On October 1, 2014, the CBP issued a penalty notice to Univar USA Inc. for $84.0 million and has reaffirmed this penalty notice. On August 6, 2015, the DOJ filed a complaint on CBP’s behalf against Univar USA Inc. in the Court of International Trade seeking approximately $84.0 million in allegedly unpaid duties, penalties, interest, costs and attorneys’ fees. The Company continues to defend this matter vigorously. Discovery has largely concluded and motions to exclude certain evidence as well as for summary judgement to resolve the dispute in whole or in part have been filed. Univar USA Inc. has not recorded a liability related to this investigation as the Company believes a loss is not probable. Although the Company believes its position is strong, it cannot guarantee the outcome of this or other litigation.